UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On November 3, 2017, Global Eagle Entertainment Inc. (the “Company” or “we”) received a notification from The NASDAQ Stock Market LLC (“NASDAQ”) granting the Company’s request for an extension to regain compliance with NASDAQ rules relating to its Securities and Exchange Commission filing requirements. NASDAQ granted the Company its requested extension until November 30, 2017 to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and until January 31, 2018 to file its Quarterly Reports on Forms 10-Q for the quarterly periods ended March 31, June 30, and September 30, 2017.

On November 6, 2017, the Company issued a press release announcing the foregoing extension. We have attached a copy of that press release as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index preceding the signature page to this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: November 6, 2017

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